EXHIBIT 21.1 - SUBSIDIARIES OF METALDYNE CORPORATION

                              METALDYNE CORPORATION
                             (F/K/A MASCOTECH, INC.)
                            (A DELAWARE CORPORATION)
                                FIN # 38-2513957

(Updated on October 4, 2004)

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                                                                      JURISDICTION OF
                                                                       INCORPORATION
NAME                                                                       STATE
----                                                                  ---------------

MascoTech Saturn Holdings Inc.                                         Delaware
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NC-M Chassis Systems LLC                                               Delaware
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GLO S.p.A. (99%)                                                       Italy
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Metaldyne Company LLC                                                  Delaware
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ER Acquisition Corp.                                                   Delaware
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GMTI Holding Company                                                   Delaware
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   Metaldyne Light Metals Company, Inc.                                Delaware
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         Metaldyne Accura Tool & Mold, Inc.                            Delaware
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         Metaldyne DuPage Die Casting Corporation                      Illinois
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         Metaldyne Lester Precision Die Casting, Inc.                  Delaware
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Halyard Aviation Services, Inc.                                        Michigan
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Metaldyne Europe, Inc.                                                 Delaware
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   Metaldyne Engine Holdings S.L.                                      Spain
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         Metaldyne Engine Espana S.L.                                  Spain
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            Metaldyne Sintered Components Espana S.L.                  Spain
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            Metaldyne  International Spain SL                          Spain
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   MetaldyneLux S.a.r.l. (99.90%)                                      Luxembourg
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      MetaldyneLux Holding S.a.r.l.                                    Luxembourg
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         Metaldyne Europe S.a.r.l.                                     Luxembourg
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            GLO S.p.A. (1%)                                            Italy
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            Holzer Limited                                             United Kingdom
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            Metaldyne GmbH                                             Germany
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               Metaldyne Grundstucks GbR                               Germany
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               Metaldyne Zell GmbH & Co. OHG (98%)                     Germany
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               Metaldyne Zell Verwaltungs GmbH                         Germany
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                  Metaldyne Zell GmbH & Co. OHG (2%)                   Germany
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               Metaldyne Oslavany, spol. s.r.o.                        Czech Republic
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               Metaldyne Nurnberg GmbH                                 Germany
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               Metaldyne International Finance, B.V.                   Netherlands
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                  Metaldyne International, B.V.                        Netherlands
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                  Metaldyne International (UK) Ltd.                    United Kingdom
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                  Metaldyne International Deutschland GmbH             Germany
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                  Metaldyne International France SAS                   France
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Metaldyne International Sales, Inc.                                    Barbados
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Metaldyne Korea Limited                                                Korea
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Metaldyne Machining and Assembly Company, Inc.                         Michigan
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   Simpson Industries, Ltda                                            Brazil
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   Metaldyne Mexico, S.A. de C.V.                                      Mexico
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   Metaldyne Machining and Assembly Mfg. Co. (Canada), Ltd.            Canada
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   Stahl International, Inc.                                           Tennessee
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   Simpson Industries, Inc. (FSC)                                      Barbados
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   R.J. Simpson India Private Limited (51%)                            India
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   Simpson Sabind India Limited (51%)                                  India
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   Fukoku Simpson Korea Limited (17%)                                  Korea
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*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned.
Certain companies may also use trade names or other assumed names in the conduct of their business.

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                                                                      JURISDICTION OF
                                                                       INCORPORATION
NAME                                                                       STATE
----                                                                  ---------------

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   Metaldyne U.S. Holding Co.                                          Michigan
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         Metaldyne International Holdings, B.V.                        Netherlands
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Metaldyne Precision Forming - Fort Wayne, Inc.                         Indiana
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Metaldyne Services, Inc.                                               Delaware
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Metaldyne Sintered Components of Indiana, Inc.                         Delaware
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Metaldyne Sintered Components, LLC                                     Delaware
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   Metaldyne Sintered Components Mexico, S. de R.L. de C.V.            Mexico
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   Metaldyne Sintered Components Holdings, S. de R.L. de C.V.          Mexico
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         Metaldyne Sintered Components Services, S. de R.L. de C.V.    Mexico
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Metaldyne Tubular Products, Inc.                                       Michigan
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MASG Disposition, Inc.                                                 Michigan
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MASX Energy Services Group, Inc.                                       Delaware
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MTSPC, Inc.                                                            Delaware
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NI Wheel, Incorporated                                                 Ontario
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Precision Headed Products, Inc.                                        Delaware
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Punchcraft Company                                                     Michigan
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TriMas Corporation (28%)                                               Delaware
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W. C. McCurdy Co.                                                      Michigan
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Windfall Products, Inc.                                                Pennsylvania
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   Windfall Specialty Powders, Inc.                                    Pennsylvania
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   Windfall do Brasil Ltda.                                            Brazil
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   Windfall Products International FSC, Inc.                           Barbados
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*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned.
Certain companies may also use trade names or other assumed names in the conduct of their business.

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